Exhibit 99.3

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into as of September 18, 2012 (the “Effective Date”), by and among RLJ Acquisition, Inc., a Delaware corporation (“RLJ”), RLJ Entertainment, Inc., a Delaware corporation (“Entertainment”, and, collectively with RLJ, the “Companies”), and Wexford Spectrum Investors LLC, a Delaware limited liability company (the “Consultant”).

RECITALS

WHEREAS, The Companies desire to retain the services of the Consultant and the Consultant desires to provide services to the Companies, upon the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitations, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

ARTICLE I

ENGAGEMENT OF SERVICES

1.1           Engagement of Consultant. The Companies hereby engage the Consultant and the Consultant hereby agrees to provide consulting services as set forth in Section 1.3 of this Agreement.

1.2           Term of Agreement. The term of this Agreement (the “Term”), and the Consultant’s services required hereunder, shall commence (the “Commencement Date”) upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated April 2, 2012, among the Companies, Image Entertainment, Inc. and the other parties thereto (the “Merger Agreement”). The Term shall expire six months following the Commencement Date, unless sooner terminated in accordance with Article III hereof.

1.3           Services to be Provided.

(a)          Services.     During the Term, the Consultant shall make itself and appropriate personnel available to consult with the Companies’ Chief Executive Officer (“CEO”) and/or such other senior officers and managers as the CEO may designate from time to time (the “Designees”) on matters of strategic advice regarding capital markets activities. The Consultant shall report exclusively to the CEO or the Designees, whichever applicable, and shall perform such consulting services as shall be reasonably requested by the CEO or the Designees, whichever applicable, from time to time during the Term (collectively referred to herein as the “Services”).

(b)          Performance of Services.         The Consultant is responsible for reasonably determining the method, details and means of performing the Services required under this Agreement. The Consultant shall all times perform such Services and conduct Consultant’s business and affairs in accordance with all applicable federal, state and local laws and regulations. Such consultation under this Agreement may be made via telephone, videoconference, email, in writing or by other method of communication selected in the reasonable exercise of the Consultant’s discretion.

1.4           Nature of Consulting Relationship.

(a)          In General. It is agreed and understood by the parties to this Agreement that, for all purposes, during the term of this Agreement, the Consultant shall serve solely as an independent contractor of the Companies and shall not be an employee of the Companies in any capacity. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and Companies. As an independent contractor, the Consultant shall accept any directions issued by the Companies pertaining to the goals to be attained and the results to be achieved by it, but shall be solely responsible for the manner and hours in which it will perform its services under this Agreement.

(b)          Tax Treatment. It is agreed and understood by the parties to this Agreement that the Companies will treat the Consultant as an independent contractor for purposes of all tax laws (local, state and federal) and file any required forms consistent with that status. The Consultant agrees, as an independent contractor, that neither it nor its personnel performing the Services shall be entitled to unemployment benefits or workers' compensation benefits. The Consultant will be solely responsible to pay any and all local, state, and/or federal income, social security, unemployment taxes for itself and its personnel, as well as workers’ compensation coverage.

(c)          No Employee Benefits. The Consultant acknowledges and agrees that neither it nor its personnel shall receive any employee benefits of any kind from the Companies.

ARTICLE II

FEES; EXPENSES

2.1           Fees. In consideration for the Services to be provided by the Consultant under this Agreement, the Consultant shall receive from Entertainment (a) 325,000 shares of common stock, par value $.001 per share, of common stock (“Entertainment Common Stock”) of Entertainment and (b) warrants (“Entertainment Warrants”) to purchase 550,000 shares of Entertainment Common Stock, which warrants shall be on substantially the same terms as the public warrants of Entertainment as in existence immediately following the Commencement Date. The Entertainment Common Stock and Entertainment Warrants shall be paid as promptly as reasonably practicable following the Commencement date and, in any event, within 30 days following the Commencement Date.

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The obligation of Entertainment to pay the consideration specified above is expressly conditioned upon the representations and warranties of the Consultant set forth in this Agreement being true, accurate and complete in all respects.

2.2           Expense Reimbursement. During the Term of this Agreement, the Companies shall reimburse the Consultant for all reasonable business expenses actually paid or incurred by the Consultant with the prior written consent of the Companies, upon proper submission of supporting documentation by the Consultant.

2.3           Registration Rights. As promptly as practicable following the Commencement Date, Entertainment and the Consultant shall negotiate and enter into a customary registration rights agreement with respect to the shares of Entertainment Common Stock and Entertainment Warrants being delivered to the Consultant pursuant to this Agreement. Such registration rights agreement shall be substantially similar to the current registration rights agreement of RLJ and shall provide the Consultant with (a) customary “piggy back” rights if Entertainment shall make an offering of its shares of Entertainment Common Stock and (b) once Entertainment shall become “S-3 eligible”, one demand registration right.

ARTICLE III

TERMINATION

3.1           Termination.       Notwithstanding anything to the contrary contained in this Agreement, the engagement and provision of the Services under this Agreement shall terminate on the expiration of the Term as set forth in Section 1.2.

3.2           Additional Termination Right. The Companies, on the one hand, and the Consultant, on the other, may terminate this Agreement prior to or as of the Commencement Date if the representations and warranties of the other party shall not be true, accurate and complete as of the Commencement Date.

3.3           Failure of Commencement Date to Occur. Any party may terminate this Agreement if the Commencement Date shall not have occurred by November 22, 2012.

3.4           Effect of Termination In the event of termination of this Agreement as provided in this Article III, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any willful breach of this Agreement occurring prior to such termination.

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ARTICLE IV

MISCELLANEOUS

4.1           Representations and Warranties.

(a)           The Companies hereby, jointly and severally, represent and warrant to the Consultant as follows:

(i)            Each Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Each Company is duly licensed or qualified to do business and is in good standing in each jurisdiction which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed, qualified or in good standing would not adversely affect the ability of each Company to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement. The execution and delivery by each Company of this Agreement, the performance by each Company of its obligations hereunder and the consummation by Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of each Company. This Agreement has been duly executed and delivered by each Company, and (assuming due authorization, execution and delivery by the Consultant) this Agreement constitutes a legal, valid and binding obligation of each Company, enforceable against each Company in accordance with its terms.

(ii)         The execution, delivery and performance by each Company of this Agreement do not and will not (A) violate, conflict with or result in the breach of any provision of the certificate of incorporation or bylaws of each Company, (B) conflict with or violate any law or governmental order applicable to each Company or its respective assets, properties or businesses or (C) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which each Company is a party, except, in the case of clauses (B) and (C), as would not materially and adversely affect the ability of each Company to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

(iii)        The shares of Entertainment Common Stock and Entertainment Warrants to be issued pursuant to this Agreement (collectively, the “Securities”) shall, at the time of issuance, be duly authorized, validly issued, fully paid and non-assessable. The Shares of Entertainment Common Stock underlying the Entertainment Warrants shall, at the time of the issuance of the Entertainment Warrants be duly reserved. Except as contemplated in Section 4.2(b)(iv) below regarding the fact that such Securities shall not be registered under the United States Securities Act of 1933 (the “Securities Act”) or any other state securities laws, such Securities shall be issued free and clear of all liens, claims and other encumbrances.

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(b)         The Consultant hereby represents and warrants to the Companies as follows:

(i)          The Consultant is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite organizational power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The Consultant is duly licensed or qualified to do business and is in good standing in each jurisdiction which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed, qualified or in good standing would not adversely affect the ability of the Consultant to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement. The execution and delivery of this Agreement by the Consultant, the performance by the Consultant of its obligations hereunder and the consummation by the Consultant of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Consultant. This Agreement has been duly executed and delivered by the Consultant, and (assuming due authorization, execution and delivery by the Companies) this Agreement constitutes a legal, valid and binding obligation of the Consultant, enforceable against the Consultant in accordance with its terms.

(ii)         The execution, delivery and performance of this Agreement by the Consultant do not and will not (A) violate, conflict with or result in the breach of the organizational documents of the Consultant, (B) conflict with or violate any law or governmental order applicable to the Consultant or (C) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, acceleration or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Consultant is a party, except, in the case of clauses (B) and (C), as would not materially and adversely affect the ability of the Consultant to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

(iii)        As of the date hereof, the Consultant and/or its affiliates own, beneficially and of record, at least 1,000,000 shares of common stock, par value $0.001 per share (“RLJ Common Stock”), free and clear of all liens, claims and other encumbrances. The Consultant and/or its affiliates have voted all of such shares of RLJ Common Stock in favor of all proposals to be adopted by the shareholders of RLJ at the special meeting of shareholders of RLJ to be held on September 20, 2012 and has not withdrawn or changed such vote. As of the Commencement Date, the Consultant and/or its affiliates shall own, beneficially and of record, at least 1,000,000 shares of RLJ Common Stock, free and clear of all liens, claims and other encumbrances, and shall not have sought redemption by RLJ for at least 1,000,000 shares of RLJ Common Stock.

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(iv)        With respect to the Securities to be acquired by the Consultant pursuant to this Agreement:

(A)         The Consultant is acquiring its Securities for the Consultant’s own account, or the account(s) of its affiliate(s), for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Consultant understands that (i) the Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent expressed herein and (ii) the Securities will bear a legend to such effect.

(B)         By reason of its business or financial experience, the Consultant has the capacity to protect its own interest in connection with the transactions contemplated hereby, is able to evaluate and bear the risks of an investment in the Companies, and time can afford a complete loss of such investment.

(C)         The Consultant is aware of the Companies’ business affairs and financial condition and has acquired sufficient information about the Companies and the transactions contemplated by the Merger Agreement to reach an informed and knowledgeable decision to acquire an interest in the Companies. During the negotiation of the transactions contemplated hereby, the Consultant and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Companies and the transactions contemplated by the Merger Agreement, have been afforded an opportunity to ask such questions of the Companies’ officers and employees concerning the Companies’ business, operations, financial condition, assets, liabilities and other relevant matters and they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the investment contemplated herein.

(D)         The Consultant acknowledges that the Securities have not been registered under the Securities Act, or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering and, under such laws and subject to the transfer restrictions set forth herein, may not be resold or transferred by the Consultant without appropriate registration or the availability of an exemption from such requirements. In this connection, the Consultant represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(E)         The Consultant is subject to the laws of the United States of America and is in full compliance with all Laws relating to bribery, corruption, fraud, money laundering, the Foreign Corrupt Practices Act and the Patriot Act.

(F)         The Consultant is an “Accredited Investor” as such term is defined in Regulation D promulgated under the Securities Act.

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4.2           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by the Companies and the Consultant.

4.3           Notice.  All notices required or permitted to be given hereunder shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the receipt by the addressee, as evidenced by the return receipt thereof. Notice shall be sent:

(i) if to the Companies:

RLJ Acquisition, Inc.
3 Bethesda Metro Center, Suite 1000
Bethesda, Maryland 20814
Telecopy: (301)-280-7747
Telephone: (301) 280-7737
Attention: H. Van Sinclair

with a copy to:

Greenberg Traurig, LLP

200 Park Avenue

New York, NY 10166

Telecopy: (212) 801-6400

Telephone: (212) 801-9200

Attention: Alan Annex, Esq.

(ii) if to the Consultant:

c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, CT 06380
Telecopy: (203) 862-7310
Telephone: (203) 862-7010
Attention: Robert Holtz, Partner

RHoltz@Wexford.com

with a copy to:

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c/o Wexford Capital LP

411 West Putnam Avenue

Greenwich, CT 06380

Telecopy: (203) 862-7312

Telephone: (203) 862-7012

Attention: Arthur Amron, Esq

Aamron@wexford.com

4.4           Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles of each State. The parties hereto irrevocably and unconditionally (i) agree that any suit, action or legal proceeding arising out of or relating to this separation and release agreement shall be brought in the courts of record of the State of New York in New York County or the court of the United States, Southern District of New York; and (ii) consent to the jurisdiction of each such court in any suit, action or proceeding. THE PARTIES HEREBY IRREVOCABLY WAIVE THEIR RIGHT TO A JURY TRIAL.

4.5           Assignment: Successors and Assigns. Neither the Consultant (except to its affiliate(s)) nor the Companies may make an assignment of this Agreement or any interest herein, by operation of laws or otherwise, without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the Companies and the Consultant, their respective, successors and assigns.

4.6           Waiver. The waiver by any party hereto of the other party's prompt and complete performance or breach or violation of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party or as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

4.7           Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

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4.8           Attorneys Fees. In the event that any litigation shall arise between the Companies and the Consultant based, in whole or in part, upon this Agreement or any provisions contained herein, the prevailing party in any litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable fees and disbursements of trial and appellate counsel paid, incurred or suffered by such prevailing party as the result of, arising from, or in connection with, any such litigation.

4.09         Section Headings. The section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions of this Agreement.

4.10         No Third Party Beneficiary other than Companies.  Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and each of their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

4.11         Counterparts. This Agreement may be executed in one or more counterparts, by facsimile or portable document format (pdf) transmission, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument and agreement.

4.12         Public Announcements. No party shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated by this Agreement or otherwise communicate with any news media without the prior written consent of other party unless otherwise required by law, rule or regulation.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

RLJ ACQUISITION, INC.

By:	/s/ H. Van Sinclair
Name: H. Van Sinclair
Title: President and Chief Executive Officer

RLJ ENTERTAINMENT, INC.

By:	/s/ H. Van Sinclair
Name: H. Van Sinclair
Title: President and Chief Executive Officer

WEXFORD SPECTRUM INVESTORS, LLC

By:	/s/ Robert Holtz
Name: Robert Holtz
Title: Vice President